UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

May 10, 2016 (May 9, 2016)
Date of Report (Date of earliest event reported)

Pitney Bowes Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-3579	06-0495050
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

3001 Summer Street
Stamford, Connecticut 06926
(Address of principal executive offices)

(203) 356-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07  Submission of Matters to a Vote of Security Holders.

(a)	The Company’s Annual Meeting was held on May 9, 2016.

(b)
Each of the matters submitted to the stockholders was approved by the requisite voting power required for approval of the respective proposal. The results of the voting on the matters submitted to the stockholders are as follows:

Proposal 1 – Election of Directors
The following individuals were elected to serve as directors of the Company for a one year term expiring at the 2016 Annual Meeting of Stockholders.

Director Nominee	Vote For	Vote Against	Abstain	Broker Non-Vote
Linda G. Alvarado	146,867,951	2,853,661	215,673	19,359,261
Anne M. Busquet	147,658,531	1,996,671	282,083	19,359,261
Roger Fradin	149,082,806	594,729	259,750	19,359,261
Anne Sutherland Fuchs	148,828,938	881,842	226,505	19,359,261
S. Douglas Hutcheson	149,020,847	661,656	254,782	19,359,261
Marc B. Lautenbach	148,960,930	737,313	239,042	19,359,261
Eduardo R. Menascé	146,552,887	3,124,305	260,093	19,359,261
Michael I. Roth	142,572,350	7,131,531	233,404	19,359,261
Linda Sanford	148,923,998	780,389	232,898	19,359,261
David L. Shedlarz	148,043,757	1,635,251	258,277	19,359,261
David B. Snow, Jr.	148,049,877	1,644,747	242,661	19,359,261

Proposal 2 – Ratification of the Audit Committee’s Appointment of the Independent Accountants for 2016
The appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for 2016 was ratified. The voting results were as follows:

Vote For	Vote Against	Abstain	Broker Non-Vote
168,018,607	1,005,846	272,093	0

Proposal 3 – Advisory Vote on Executive Compensation
The advisory vote on executive compensation was approved. The voting results were as follows:

Vote For	Vote Against	Abstain	Broker Non-Vote
146,274,026	2,399,126	1,264,133	19,359,261

The board of directors and the Executive Compensation Committee will consider the voting results when making future decisions regarding the executive compensation program.

Proposal 4 – Approval of the Material Terms of the Performance Goals Pursuant to Internal Revenue Code Section 162(m)
The material terms of the performance goals pursuant to Internal Revenue Code Section 162(m) were approved. The voting results were as follows:

Proposal 4a – Key Employees Incentive Plan

Vote For	Vote Against	Abstain	Broker Non-Vote
145,745,699	3,028,015	1,163,571	19,359,261

Proposal 4b – The Stock Plan

Vote For	Vote Against	Abstain	Broker Non-Vote
143,198,815	5,506,869	1,231,601	19,359,261

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pitney Bowes Inc.

May 10, 2016

/s/ Daniel Goldstein
Daniel Goldstein
Executive Vice President, Chief Legal Officer and Corporate Secretary